Exhibit 10.3

MEIHUA INTERNATIONAL MEDICAL TECHNOLOGIES CO., LTD.

DIRECTOR SERVICE AGREEMENT

This Director Service Agreement (the “Agreement”) is made effective and entered into as of December 1st , 2022, by and between Meihua International Medical Technologies Co., Ltd., a Cayman Islands corporation (the “Company”), and Zhao Huijuan, an individual (the “Director”). Should there be any conflict between the English language provisions and the Chinese translations in this document, the English language portion filed with the SEC shall govern.

本董事服务协议(下称“协议”)由开曼群岛公司美华国际医疗技术有限公司(下称“公司”)与个人赵慧娟(下称“董事”)于202年12月1日签订。本协议中若中文与英文有翻译区别，将以SEC备案的英文内容为准。

I. SERVICES

A. Service on the Board of Directors. The Director has been appointed as an Independent Director of the Company’s Board of Directors (the “Board”), with her service having commenced on Dec 1st, 2022 (the “Effective Date”) and to continue until the earlier of the date on which Director ceases to be a member of the Board for any reason or the date of termination of this Agreement in accordance with this Section V(B) hereof (such earlier date being the “Expiration Date”). The Board shall consist of the Director and such other members as nominated and elected from time to time pursuant to the then current Memorandum and Articles of Association of the Company (the “Articles”).

A.担任董事会成员：该董事已被任命为公司董事会(下称“董事会”)的独立董事，其任期自2022年12月1日(下称“生效日”)开始，并将持续至该董事因任何原因停止担任董事会成员之日或根据本协议第V(B)条终止本协议之日(该较早日期为“到期日”)。董事会应由董事和根据当时的公司章程大纲和章程(下称“章程”)不时提名和选举的其他成员组成。

B. Director Services. Director’s services to the Company hereunder shall include service as a member of the Board to direct the business of the Company in accordance with applicable law and the then current Articles. Director shall devote such time and attention to the business and affairs of the Company as is necessary to perform her duties as a Director in a faithful and competent manner. Director shall comply with all laws, rules, and regulations applicable to the Company and its business. Director shall further comply with all policies and codes of conduct which the Company shall reasonably determine are necessary for the proper functioning of its business (collectively, the “Director Services”).

B.董事服务：董事在本协议项下为公司提供的服务应包括作为董事会成员，根据适用法律和当时的公司章程指导公司业务。董事应在公司业务和事务上投入必要的时间和精力，以忠实和称职的方式履行董事职责。董事应遵守适用于公司及其业务的所有法律、法规和规章。董事应进一步遵守公司合理确定为其业务正常运作所必需的所有政策和行为准则(统称“董事服务”)。

II. COMPENSATION

A. Expense Reimbursement. The Company shall reimburse Director for all reasonable travel and other out-of-pocket expenses incurred in connection with the Director Services rendered by Director.

A.费用报销。公司应向董事报销与董事提供的董事服务有关的所有合理差旅费和其他自付费用。

B. Cash Fees to Director. The Company agrees to pay Director a fee of $2,500 per month for each month of service as a Director, paid on the last day of each calendar month. In the event Director ceases to be a member of the Board on a day other than the last day of a calendar month, the Director shall be paid the pro rata portion of the monthly fee for his final month of service.

B.向董事支付的现金费用：本公司同意向董事支付每月2,500美元的费用，支付时间为担任董事的每个月的最后一天。如果董事在一个公历月的最后一天以外的某一天停止担任董事会成员，则董事应在其最后一个月的服务中按比例获得每月费用的一部分。

C. Stock Options. Immediately upon the Effective Date, the Company will grant to the Director options to purchase $10,000 of the Company’s Ordinary Shares, par value $0.0005 per share, at an exercise price equal to the per share closing price on The Nasdaq Capital Market on the date of issuance. The options shall be exercisable at any for a period of 10 years from the Effective Date. The options shall vest and become exercisable by the Director in equal monthly installments over the course of the Director’s initial year of service, that is over a 12 month period. In the event that the Director ceases to be a member of the Board prior to the end of one year of service, all unvested stock options awarded hereunder shall be forfeited. The director may exercise such options on a cashless basis.

C.股票期权。自生效之日起，本公司将立即向董事授予购买10,000美元本公司普通股的期权，每股票面价值0.0005美元，行权价格等于发行当日纳斯达克资本市场的每股收盘价。期权的行使期限为自生效日起的10年。期权应在董事任职的最初一年(即12个月期间)内按月等额分期授予并由董事行使。如果该董事在一年的任期结束前不再担任董事会成员，则根据本协议授予的所有未授予股票期权将被没收。董事可以无现金方式行使该等选择权。

D. Director and Officer Liability Insurance. The Company’s proposed director and officer liability insurance policy shall provide Director with coverage for damages and losses incurred in connection with the Director Services.

D.董事和高级职员责任保险。本公司拟就的董事和高级管理人员责任保险应为董事承保与董事服务有关的损害和损失。

III. DUTIES OF DIRECTOR

A. Fiduciary Duties. In fulfilling her responsibilities, Director shall be charged with a fiduciary duty to the Company and all of its shareholders. Director shall be attentive to and inform herself of all material facts regarding a decision before taking action. In addition, Director’s actions shall be motivated solely by the best interests of the Company and its shareholders.

受托责任：在履行其职责时，董事应对公司及其所有股东负有受托责任。在采取行动前，董事须注意并告知有关决定的所有重要事实。此外，董事的行为应完全以公司及其股东的最佳利益为动机。

B. Confidentiality. During the term of this Agreement, and for a period of one (1) year after the Expiration Date, Director shall maintain in strict confidence all information she has obtained or shall obtain from the Company which the Company has designated as “confidential” or which is, by its nature confidential, relating to the Company’s business, operations, properties, assets, services, condition (financial or otherwise), liabilities, employee relations, customers, suppliers, prospects, technology, or trade secrets, except to the extent such information (i) is in the public domain through no act or omission of the Company, or (ii) is required to be disclosed by law or a valid order by a court or other governmental body (the “Confidential Information”).

机密性：在本协议有效期内，以及在到期日后一(1)年内，董事应严格保密其已获得或将从公司获得的，与公司业务、经营、财产、资产、服务、状况(财务或其他)、负债、员工关系、客户、供应商、前景、技术、或商业秘密，除非该等信息(i)并非因本公司的作为或不作为而处于公共领域，或(ii)法律或法院或其他政府机构的有效命令要求披露(“机密信息”)。

C. Nondisclosure and Nonuse Obligations. Director will use the Confidential Information solely to perform the Director Services for the benefit of the Company. Director will treat all Confidential Information of the Company with the same degree of care as Director treats his own Confidential Information, and Director will use her best efforts to protect the Confidential Information. Director will not use the Confidential Information for her own benefit or the benefit of any other person or entity, except as may be specifically permitted in this Agreement. Director will immediately give notice to the Company of any unauthorized use or disclosure by or through him, or of which he becomes aware, of the Confidential Information. Director agrees to assist the Company in remedying any such unauthorized use or disclosure of the Confidential Information.

保密和不使用义务。董事将仅为公司利益而使用保密信息执行董事服务。董事将以与对待自己的保密信息同等的谨慎程度对待公司的所有保密信息，并将尽最大努力保护保密信息。除本协议中明确允许的情况外，董事不得为自己或任何其他人或实体的利益使用机密信息。董事应立即通知公司任何未经授权的使用或披露，由他或通过他，或他知道，机密信息。董事同意协助公司补救任何此类未经授权使用或披露机密信息的行为。

D. Return of the Company Property. All materials furnished to Director by the Company, whether delivered to Director by the Company or made by Director in the performance of Director Services under this Agreement (the “Company Property”) are the sole and exclusive property of the Company. Director agrees to promptly deliver the original and any copies of the Company Property to the Company at any time upon the Company’s request. Upon termination of this Agreement by either party for any reason, Director agrees to promptly deliver to the Company or destroy, at the Company’s option, the original and any copies of the Company Property. Director agrees to certify in writing that Director has so returned or destroyed all such the Company Property.

公司财产的归还。本公司向董事提供的所有材料，无论是由本公司交付给董事，还是由董事在履行本协议项下的董事服务过程中制作的材料(“公司财产”)，均为本公司的独家财产。董事同意应公司要求，在任何时间及时向公司交付公司财产的原件和任何副本。在任何一方因任何原因终止本协议后，董事同意根据公司的选择，立即向公司交付或销毁公司财产的原件和任何副本。董事同意书面证明，董事已如此归还或销毁所有该等公司财产。

IV. COVENANTS OF DIRECTOR

A. No Conflict of Interest. For so long as Director is a member of the Board, Director shall not be employed by, own, manage, control or participate in the ownership, management, operation or control of any business entity that is competitive with the Company or otherwise undertake any obligation inconsistent with the terms hereof, provided that Director may continue Director’s current affiliations or other current relationships in existence on the date of this Agreement (collectively, the “Current Affiliations”). For a period of one (1) year after the Expiration Date, Director shall not be employed by, operate, or manage any business entity that is competitive with the Company. This Agreement is subject to the current terms and agreements governing Director’s relationship with the Current Affiliations, and nothing in this Agreement is intended to be or will be construed to inhibit or limit any of Director’s obligations to the Current Affiliations. Director represents that nothing in this Agreement conflicts with Director’s obligations to the Current Affiliations. A business entity shall be deemed to be “competitive with the Company” for purpose of this Article IV only if and to the extent it engages in a business substantially similar to the Company’s natural products and ingredients businesses.

没有利益冲突：只要董事是董事会成员，董事不得受雇于、拥有、管理、控制或参与与公司有竞争关系的任何业务实体的所有权、管理、运营或控制，或以其他方式承担与本协议条款不一致的任何义务，但董事可以继续在本协议签订日期存在的董事当前关联关系或其他现有关系(统称“当前关联关系”)。在到期日之后的一(1)年内，董事不得受雇于、经营或管理与公司有竞争关系的任何业务实体。本协议受有关董事与当前合作伙伴关系的现行条款和协议的约束，本协议中的任何内容均不打算或将被解释为抑制或限制董事对当前合作伙伴的任何义务。董事声明本协议中的任何内容均不与董事对当前附属公司的义务相冲突。就本条第四条而言，只有当一个经营实体所从事的业务与本公司的天然产品和成分业务实质上相似时，该经营实体才应被视为“与本公司具有竞争能力”。

B. Noninterference with Business. During the term of this Agreement, and for a period of one (1) year after the Expiration Date, Director agrees not to interfere with the business of the Company in any manner. By way of example and not of limitation, Director agrees not to solicit or induce any employee, independent contractor, customer, or supplier of the Company to terminate or breach his or her employment, contractual or other relationship with the Company.

B.不干涉业务。在本协议有效期内以及到期日后一(1)年内，董事同意不以任何方式干预公司业务。举例说明但不限于此，董事同意不招揽或诱使公司的任何员工、独立承包商、客户或供应商终止或违反其与公司的雇佣、合同或其他关系。

C. Mutual Non-Disparagement. Director and the Company mutually agree to forbear from making, causing to be made, publishing, ratifying, or endorsing any and all disparaging remarks, derogatory statements or comments made to any party with respect to either of them. Further, the parties hereto agree to forbear from making any public or non-confidential statement with respect to any claim or complain against either party without the mutual consent of each of them, to be given in advance of any such statement.

C.互不诋毁。董事和公司共同同意，不对任何一方就其中任何一方发表、导致他人发表、批准或赞同任何和所有贬损性言论、贬损性声明或评论。此外，在此协议下，双方同意不对任何一方的任何索赔或投诉作出任何公开或非保密的声明，除非双方在任何该等声明之前达成一致。

V. TERM AND TERMINATION

A. Term. This Agreement is effective on the Effective Date and will continue for one year. In the absence of any agreement in writing to the contrary, this Agreement shall continue to renew for successive one (1) year terms on each anniversary of the Effective Date. Upon each annual renewal, and in the absence of a written agreement to the contrary:

本协议自生效日起生效，有效期为一年。在没有任何相反的书面协议的情况下，本协议应在生效日的每一年继续延长一(1)年的期限。每年续约时，如无书面相反协议，则:

1.	The Director shall receive an additional grant of stock options (a “Renewal Grant”). The dollar value, vesting, and other terms of the options included in each Renewal Grant shall be under as set forth in Section II(C), above, (and, if applicable, Section II(D), above, for Committee Grants) except that the number of options granted shall be determined with reference to the volume weighted average price for the Company’s Ordinary Shares during the thirty (30) trading days preceding the annual renewal date; and

董事应获得股票期权的额外授予(“续期授予”)。每份续期授予权中包含的期权的美元价值、授予权和其他条款应符合上文第II(C)节的规定(以及，如适用，上文第II(D)节的委员会授予权)，但授予的期权数量应参照年度续期日前三十(30)个交易日内本公司普通股的成交量加权平均价确定;而且

2.	The Director shall continue to receive the monthly stipend as set forth in Section II(B), above, and shall continue to be reimbursed for expenses as set forth in Section II(A), above.

董事应继续领取上文第II(B)条所述的每月津贴，并应继续报销上文第II(A)条所述的费用。

B. Termination. This Agreement, and the Director’s service as a member of the Board, shall terminate:

其协议以及董事作为董事会成员的服务将终止:

1.	at any time upon thirty (30) days prior written notice by the Director of his resignation; 在署长发出辞职书面通知前三十(30)天内的任何时候;

2.

upon the close of any shareholder’s meeting for the election of directors, if the Director is not re-elected to the Board by the Company’s shareholders at such meeting;

在董事选举股东大会结束时，如董事在该等股东大会上未被公司股东再次选举为董事;

3.	upon removal of the Director by Ordinary Resolution as provided in the Articles; 在按照章程规定通过普通决议免职董事时;

4.	automatically if, at any time, the Director becomes disqualified under the terms of the Articles; or 如果董事在任何时候根据本章程的条款丧失资格，则自动丧失资格;或

5.	upon a determination by a majority of the Board (not including the Director), that: 经董事会多数成员(不包括董事)决定:

●	the Director has committed a breach a of any of Director’s obligations under this Agreement; 董事违反了其在本协议项下的任何义务;

●	the Director is or has become prohibited by any law, regulation, or rule applicable to the Company from serving as a member of the Board; 任何适用于本公司的法律、法规或规则禁止董事 不再担任董事会成员;

●

the Director has become unable to perform his duties under this Agreement due to health reasons, disability, or being of unsound mind, unless the Company can accommodate the Director’s health impairment or disability without the Company incurring undue hardship;

董事因健康原因无法履行其在本协议项下的职责，残疾，或精神不健全，除非公司能照顾 董事的健康，在公司未遭受不当困难的情况下发生损害或残疾;

●	the Director is guilty of any serious misconduct or serious neglect in the discharge of the Director’s duties hereunder;

董事在履行其职责时，犯了任何严重不当行为或严重疏忽的罪行 职责如下;

●

the Director’s actions or omissions bring the name or reputation of the Company, or any of Company’s affiliates, subsidiaries, or parent (each a “Group Member”) into serious disrepute or prejudices the business interests of the Company or any Group Member; or

 董事的作为或不作为带来公司的名称或声誉，或任何 公司的附属公司、子公司或母公司(各称为“集团成员”)名誉严重受损 或歧视本公司或任何集团成员的商业利益;或

●

the Director is charged or convicted of any criminal offence other than an offence which, in the reasonable opinion of the Board, does not affect the Director’s position as a director (bearing in mind the nature of the duties in which the Director is engaged and the capacities in which the Director is engaged).

董事被控犯任何刑事罪行或被判罪名成立，但不包括在董事会的合理意见，不影响董事 作为董事的地位（注意董事所从事的职务的性质，以及董事所具有的能力)。

C. Survival. The rights and obligations contained in Articles III and IV will survive any termination or expiration of this Agreement.

第三条和第四条所载的权利和义务在本协议终止或期满后仍然有效。

VI. MISCELLANEOUS

A. Assignment. Except as expressly permitted by this Agreement, neither party shall assign, delegate, or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

 任务：除非本协议明确允许，未经另一方事先书面同意，任何一方不得转让、委托或以其他方式转让其在本协议项下的任何权利或义务。在不违反上述规定的情况下，本协议对协议双方及其各自的继承人、法定代表、继承人和受让人具有约束力并符合其利益。

B.  No Waiver. The failure of any party to insist upon the strict observance and performance of the terms of this Agreement shall not be deemed a waiver of other obligations hereunder, nor shall it be considered a future or continuing waiver of the same terms.

 没有弃权：任何一方未能坚持严格遵守和履行本协议的条款不应被视为对本协议项下其他义务的放弃，也不应被视为对相同条款的未来或继续放弃。

C.  Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (i) by personal delivery when delivered personally; (ii) by overnight courier upon written verification of receipt; (iii) by facsimile transmission upon acknowledgment of receipt of electronic transmission; or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to the addresses set forth below or such other address as either party may specify in writing.

通知：本协议要求或允许的任何通知均应采用书面形式，并应按以下方式递送，并将通知视为已递送:(i)在亲自递送时通过亲自递送;(ii)在书面核实收到后，通过隔夜快递;(iii)在确认收到电子传送后，以传真传送;或(iv)以挂号信或挂号信方式邮寄，并在确认收到后要求回执。通知应发送到下列地址或任何一方书面指定的其他地址。

To the Company:

Mr. Wang Xin , CEO

88 Tongda Road, Touqiao Town

Guangling District, Yangzhou, 225000

People’s Republic of China

To Director:

Ms. Zhao Huijuan

[Address Omitted]

Governing Law. This Agreement shall be governed in all respects by the laws of the Cayman Islands, without regard to conflicts of law principles thereof.

 适用法律：本协议应在所有方面受开曼群岛法律管辖，不考虑其法律原则的冲突

D. Severability. Should any provisions of this Agreement be held by a court of law to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

 可分割性：如果本协议的任何条款被法院裁定为非法、无效或不可执行，则本协议其余条款的合法性、有效性和可执行性不应因此受到影响或损害。

E. Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or contemporaneous oral or written agreements concerning such subject matter. The terms of this Agreement will govern all Director Services undertaken by Director for the Company

整个协议：本协议构成双方就该主题事项达成的完整协议，并取代此前或同时就该主题事项达成的所有口头或书面协议。本协议的条款将适用于董事为公司提供的所有董事服务

F.  Amendments. This Agreement may only be amended, modified, or changed by an agreement signed by the Company and Director. The terms contained herein may not be altered, supplemented, or interpreted by any course of dealing or practices.

 修正案：本协议只能通过公司和董事签署的协议进行修订、修改或变更。本协议所载条款不得通过任何交易或实践过程加以修改、补充或解释。

G. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

同行。本协议可签署为两份副本，每一份副本均应被视为原件，但所有副本合起来应构成同一份文件。

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

 兹此证明，双方已于上述首写日期签署本协议。

Company:

By:	/s/ Yongjun Liu
Yongjun Liu
Chairman

Independent Director:

/s/ Huijuan Zhao
Huijuan Zhao